As filed with the Securities and Exchange Commission on December 29, 2017

File No. 333-________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

WASATCH FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(801) 533-0777

(Area Code and Telephone Number)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, no par value, of the Registrant.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WASATCH FUNDS TRUST

Important Information for Shareholders of Wasatch Long/Short Fund

At a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Wasatch Global Value Fund (formerly, Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why is the Reorganization being proposed?

A.

As part of its ongoing review of the products it offers, Wasatch Advisors, Inc. (the “Advisor”), the investment advisor to the Target Fund and the Acquiring Fund, has evaluated the costs associated with the continued operation of the Target Fund and the limited future growth prospects of the Target Fund. As a result, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to certain similarities in the investment processes and portfolio holdings; the benefit of a lower contractual management fee and lower net expense ratio after taking into account the expense caps of the Acquiring Fund; and the anticipated federal income tax-free nature of the Reorganization. More specifically, the Acquiring Fund has a lower contractual management fee than that of the Target Fund generally because the Acquiring Fund does not engage in short sales as a principal strategy and therefore does not incur the research and resources required to manage the short positions nor does the Acquiring Fund incur the additional expenses associated with a short sale principal strategy. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2019, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time. See “Approval of the Proposed Reorganization by the Board of Trustees” at page 22.

Q.	How will the Reorganization affect my shares?

A.

Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.	No. Neither Fund charges a front-end sales load or a contingent deferred sales charge.

Q.	Are the Funds managed by the same Advisor?

A.	Both Funds are advised by Wasatch Advisors, Inc. Both Funds are managed by David Powers.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. In pursuit of their respective investment objectives, the portfolio manager of the Funds employs a comprehensive valuation analysis in his evaluation of potential investments in seeking to establish a range of fair valuation or intrinsic company value.

Although the Funds have similar investment strategies in that each Fund invests primarily in equity securities, there are differences - the Target Fund pursues its investment objective by primarily investing in equity securities of domestic companies, maintaining long equity and short equity positions, whereas the Acquiring Fund pursues its investment objective by primarily investing in equity securities of foreign and domestic companies through a long only portfolio.

More specifically, under normal conditions, the Acquiring Fund will invest its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets are expected to be invested outside the United States, or if conditions are not favorable, 30% of its assets are expected to be invested outside the United States). The Acquiring Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies are typically located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. Although the Target Fund may invest in foreign securities, it is not a principal strategy of the Fund and therefore the Acquiring Fund has additional risks associated with its investments in foreign securities, including emerging and frontier markets.

With respect to the Target Fund, the Target Fund invests primarily in equity securities by maintaining long equity and short equity positions. Under normal market conditions, the Target Fund invests its assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that the Advisor has identified as being undervalued (long equity positions) and sell those securities (short equity positions) that have been identified as being overvalued. The Fund may at any time have either a net long exposure or a net short exposure to the equity markets. Although the Acquiring Fund may make short sales of securities, it is not a principal strategy of the Fund. Accordingly, the Target Fund will be subject to certain additional risks associated with its use of short sales. In addition, the Target Fund seeks to achieve higher risk adjusted returns with lower volatility compared to equity markets in general (as represented by the S&P 500 Index). The Acquiring Fund does not have a similar mandate.

The Target Fund will also under normal market conditions invest in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase, although the weighted average market cap of the Target Fund typically has been much higher, with a weighted average market capitalization of the portfolio holdings of US $201.4 billion as of November 30, 2017. Similarly, the Acquiring Fund may invest in the equity securities of companies of any size, although it is expected that a significant portion of the Fund’s assets will be invested in companies with a market capitalization of over US $5 billion at the time of purchase. The Acquiring Fund had portfolio holdings with a weighted average market capitalization of US $115.2 billion as of November 30, 2017.

As a principal strategy, the Target Fund also may invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade. The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal strategy. Both Funds may also invest a large percentage of their assets in a few sectors.

Although the Funds have some similar risks as a result of their exposure to equity securities, the principal risks of investing in each of the Funds have some differences due to the differences in principal strategies as summarized above. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks and “Comparison of the Funds” for additional information regarding the Funds’ investment strategies.

Q.	Will the portfolio of the Target Fund be repositioned as a result of the Reorganization?

A.

Yes. As of November 30, 2017, approximately 41% of the Target Fund’s long assets overlapped with that of the Acquiring Fund, but at different weights, depending on the security. The Target Fund will sell certain of its long holdings not held by the Acquiring Fund and will buy certain additional long holdings, and, in some cases, may buy and sell some of the overlapping holdings, to more closely align the two portfolios prior to the closing of the Reorganization. It is estimated that approximately 60% ($60 million) of the Target Fund’s long portfolio will be turned over to accomplish this repositioning. The Target Fund will also be required to close out all short positions. Accordingly, some of the proceeds from the sales will be used to close these short positions. If such sales had occurred as of November 30, 2017, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $28,000 for the Target Fund, based on average commission rates charged by the Target Fund’s prime broker (for covering short transactions) and other brokers used by the Advisor (for non-short transactions). These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. The Advisor, however, has agreed to pay for half of the brokerage commissions incurred in repositioning the Target Fund portfolio. The Target Fund currently has capital losses from the current year and capital loss carryforwards that will be used to offset any gains. In the event that gains exceed the loss carryforwards, capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of December 1, 2017, the sales would not have resulted in increased distributions of net capital gain and net investment income to shareholders.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions. Any brokerage commissions related to portfolio securities Acquired by the acquiring Fund from any cash received in the Reorganization is borne by the Acquiring Fund and indirectly by its shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).

Q.	How will the Reorganization impact fees and expenses?

A.

If the Reorganization had taken place as of the date in the Fees and Expenses table in the Proxy Statement/Prospectus, the pro forma total net operating expenses of the combined fund would have been lower than the total net operating expenses of the Target Fund for both share classes. Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization create a taxable event for me?

A.

No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of portfolio sales and closing of short positions effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards.

Q.	Who will bear the costs of the Reorganization?

A.

The direct costs of the Reorganization will be split equally between the Advisor and Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization (excluding the brokerage costs associated with the portfolio repositioning) are $150,000 - $200,000. Amounts charged to the Target Fund will be allocated between its share classes based on the relative net assets of the share classes. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund.

If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	What is the timetable for the Reorganization?

A.

If approved by the Target Fund’s shareholders at the special meeting of shareholders on [                     , 2018], the Reorganization of the Target Fund is expected to occur at the close of business on [               , 2018] or as soon as practicable thereafter.

General

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [                          ], the proxy solicitor hired by the Target Fund, at [                      ] weekdays during its business hours of 9:00 a.m. to 10:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•

To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from [                          ], the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board of Trustees suggest that I vote?

A.

After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Fund as a stand-alone fund, liquidating the Fund, or such other options the Board of Trustees may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

WASATCH FUNDS TRUST

[●], 2018

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for [                                         ], Mountain Time, at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018.

At the Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”).

Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”), each Fund’s investment adviser, has reviewed the costs associated with the continued operation of the Target Fund as well as the limited future growth prospects of the Fund. In light of the foregoing, the Advisor has proposed the Reorganization with the Acquiring Fund due, in part, to certain similarities in the investment processes of the Funds; a significant overlap in portfolio holdings; the anticipated federal income tax-free nature of the Reorganization; and the Acquiring Fund’s lower management fee and lower net expense ratio after taking into account the expense cap. With respect to the latter, the Acquiring Fund has a lower contractual management fee than that of the Target Fund generally because the Acquiring Fund does not engage in short sales as a principal strategy and therefore does not incur the research and resources required to manage short positions and does not incur the additional expenses associated with short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2019, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time. Further, although the Acquiring Fund recently revised its principal strategy to become a global value fund in October 2017, the Acquiring Fund outperformed the Target Fund over the longer time periods ending [                , 2017] as described in more detail in the attached Proxy Statement/Prospectus. Given the foregoing, the Advisor and Board believe that it would be in the best interests of Target Fund shareholders to reorganize the Target Fund into the Acquiring Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

We appreciate your continued support and confidence in Wasatch and our family of funds.

Very truly yours,
Samuel S. Stewart
President

[●], 2018

WASATCH LONG/SHORT FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [                    , 2018]

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on [            ], 2018 at [           a.m.], Mountain time (the “Special Meeting”), for the purposes described below.

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”) in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on [                     2018] are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Samuel S. Stewart
President

PROXY STATEMENT/PROSPECTUS

DATED [●], 2017

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

By

WASATCH GLOBAL VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Wasatch Advisors, Inc. at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84018, on [                , 2018 at                 .,] Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (formerly Wasatch Large Cap Value Fund) (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of the Target Fund is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108, (800) 551-1700.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [                      , 2018]. Shareholders of record as of the close of business on [                , 2018] are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Investor Class and Institutional Class shares of the Acquiring Fund, as applicable) and constitutes an offering of Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i)

the Acquiring Fund’s Prospectus for Investor Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(ii)

the Acquiring Fund’s Prospectus for Institutional Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 033- 10451 and 811-04920); and

(iii	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended September 30, 2017 (File No. 811-04920).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated [January 31, 2018] (the “Reorganization SAI”); and

(ii)

the Target Fund’s Prospectus for Investor Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 33- 10451 and 811-04920); and

(iii)

the Target Fund’s Prospectus for Institutional Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 33- 10451 and 811-04920); and

(iv)	the audited financial statements contained in the Funds’ Annual Report, only insofar as they relate to the Funds, for the fiscal year ended September 30, 2017 (File No. 811-04920); and

(v)

the Target Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920); and

(vi)

The Acquiring Fund’s Statement of Additional Information for Investor Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 33-10451 and 811-04920).

(vii)

the Target Fund’s Statement of Additional information for Institutional Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 033- 10451 and 811-04920).

(viii)

The Acquiring Fund’s Statement of Additional Information for Institutional Class shares dated January 31, 2018, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 33-10451 and 811-04920).

No other parts of the Funds’ Annual Report are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at (800) 551-1700 or by writing to Wasatch Funds, PO BOX 2172, Milwaukee WI 53201. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund at the telephone number or address shown above.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Investor Class and Institutional Class shares of the Acquiring Fund.

Background

Wasatch Advisors, Inc. (“Wasatch” or the “Advisor”) serves as the investment adviser to each of the Funds. After considering the costs associated with the continued operation of the Target Fund and its limited future growth prospects, the Advisor has proposed the Reorganization of the Target Fund into the Acquiring Fund, in part, due to the similarities in certain investment processes and the overlap in certain portfolio holdings; the lower contractual management fee and lower net expense ratio of the Acquiring Fund after taking into account the expense cap and the anticipated federal income tax-free nature of the Reorganization.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) Wasatch Funds Trust (the “Trust”), on behalf of each Fund, and (ii) the Advisor (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Investor Class and Institutional Class shares of the Acquiring Fund to the shareholders of Investor Class and Institutional Class shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on November 7-8, 2017 (the “November Meeting”). The Board of Trustees recommends a vote “FOR” the Reorganization.

The direct costs of the Reorganization will be split equally between the Advisor and Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization (excluding the brokerage costs associated with the portfolio repositioning) are $150,000 - $200,000. Amounts charged to the Target Fund will be allocated between its share classes based on the relative net assets of the share classes. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or not completed, the Advisor will pay all expenses associated with the Reorganization.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on March 2, 2018. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on [                , 2018] or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Comparison of Investment Objectives and Investment Policies

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Although the Funds have similar investment strategies in that each Fund invests primarily in equity securities, there are certain differences. The Target Fund pursues its investment objective by primarily investing in equity securities of domestic companies, maintaining long equity and short equity positions, whereas the Acquiring Fund pursues its investment objectives by primarily investing in equity securities of foreign and domestic companies through a long only portfolio. When evaluating a potential long or short investment for the Target Fund or a potential investment for the Acquiring Fund, a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value is employed, with a particular emphasis on company fundamentals. The portfolio manager of the Target Fund and the Acquiring Fund, however, may consider additional factors in determining an investment’s valuation as described in further detail in the section entitled “Comparison of the Funds –Principal Investment Strategies” of the Proxy Statement/Prospectus.

In pursuit of its investment objectives, under normal conditions, the Acquiring Fund will invest its net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations. The Acquiring Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Acquiring Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets are expected to be invested outside the United States, or if conditions are not favorable, 30% of its assets are expected to be invested outside the United States). The Acquiring Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies are typically located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. Although the Target Fund may invest in foreign securities, it is not a principal strategy of the Fund and therefore the Acquiring Fund has additional risks associated with its investments in foreign securities, including emerging and frontier markets.

With respect to the Target Fund, the Target Fund invests primarily in equity securities by maintaining long equity and short equity positions. Under normal market conditions, the Target Fund invests its assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that the Advisor has identified as being undervalued (long equity positions) and sell those securities (short equity positions) that the Advisor has identified as being overvalued. The Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund is not managed to maintain either net long or net short market exposures. Although the Acquiring Fund may make short sales of securities, it is not a principal strategy of the Fund. Accordingly, the Target Fund will be subject to certain additional risks associated with its use of short sales. In addition, the Target Fund seeks to achieve a higher risk-adjusted return with lower volatility compared to equity markets in general (as represented by the S&P 500 Index). The Acquiring Fund does not have a similar mandate.

The Target Fund will also, under normal market conditions, invest in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase, although the weighted average market cap of the Target Fund typically has been much higher, with a weighted average market capitalization of the portfolio holdings of US $201.4 billion as of November 30, 2017. Similarly, the Acquiring Fund may invest in the equity securities of companies of any size, although it is expected that a significant portion of the Fund’s assets will be invested in companies with a market capitalization of over US $5 billion at the time of purchase. The Acquiring Fund had portfolio holdings with a weighted average market capitalization of US $115.2 billion as of November 30, 2017. As of November 30, 2017, approximately 41% of the Target Fund’s long assets overlapped with that of the Acquiring Fund.

As a principal strategy, the Target Fund also may invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade. The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal strategy. Both Funds may also invest a large percentage of their assets in a few sectors.

Although the Funds have some similar risks as a result of their exposure to equity securities, the principal risks of investing in each of the Funds have some differences due to the differences in principal strategies. In particular, the Target Fund is subject to short sales and market direction risks associated with its short sale strategy; interest rate risk, credit risk and non-investment grade risk associated with its ability to invest in fixed-income securities as a principal strategy; as well as smaller company stock risk, early stage company risk and initial public offering risk all of which are not principal risks of the Acquiring Fund. Similarly, the Acquiring Fund is subject to the principal risks associated with investing in foreign securities, including emerging market and frontier market risks, but these are not principal risks of the Target Fund. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks and “Comparison of the Funds” for additional information regarding the Funds’ investment strategies.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each corresponding share class. The Target Fund and the Acquiring Fund each offer two classes of shares: Investor Class and Institutional Class shares. The corresponding classes of each Fund have the same investment eligibility criteria. The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Chapman & Cutler LLP., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Prior to the closing of the Reorganization, it is estimated that approximately 60% (or approximately US $60 million) of the Target Fund’s long investment portfolio will be sold. The Target Fund will also be required to close out all short positions. Accordingly, some of the proceeds from the sales will be used to close these short positions. If such sales had occurred as of November 30, 2017, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $28,000 for the Target Fund, based on average commission rates charged by the Target Fund’s prime broker (for covering short transactions) and other brokers used by the Advisor (for non-short transactions). These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. The Target Fund currently has capital losses from the current year and capital loss carryforwards that will be used to offset any gains. In the event that gains exceed the loss carryforwards, capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of December 1, 2017, the sales would not have resulted in increased distributions of net capital gain and net investment income to shareholders.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions. Any brokerage commissions related to the acquisition of portfolio securities by the acquiring Fund from cash received in the Reorganization is borne by the Acquiring Fund and indirectly by its shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. An investment in either Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a complete description of the risks of an investment in the Acquiring Fund, see the sections in the Acquiring Fund’s Prospectus for your share class entitled “Principal Risks” and “Wasatch Funds-Additional Information about the Funds.”

Both Funds are subject to similar general risks associated with their investments in equity securities. The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund. A description of these principal investment risks is also provided below.

Principal Investment Risks	Target Fund	Acquiring Fund
Stock Market Risk	X	X
Market Direction Risk	X
Stock Selection Risk	X	X
Short Sales Risk	X
Smaller Company Stock Risk	X
Early Stage Companies Risk	X
Initial Public Offerings Risk	X
Early Stage Companies Risk	X
Value Investing Risk	X	X
Interest Rate Risk	X
Credit Risk	X
Non-Investment Grade Securities Risk	X
Sector Weightings Risk	X	X
Equity Securities Risk	X	X
Foreign Securities Risk		X
Emerging Markets Risk		X
Frontier Markets Risk		X

Target Fund and Acquiring Fund Principal Risks

Equity Securities Risk. The Acquiring Fund and the Target Fund may invest in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Acquiring Fund or Target Fund could decline if the financial condition of the companies the Acquiring Fund or

Target Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Stock Market Risk. The Acquiring Fund’s and the Target Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Acquiring Fund’s and the Target Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Value Investing Risk. The Acquiring Fund and the Target Fund have a value investing risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. To the extent the Target Fund or Acquiring Fund emphasizes, from time to time, investments in a particular sector, the Target Fund or Acquiring Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Target Fund or Acquiring Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Target Fund or Acquiring Fund may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Consumer Discretionary Sector Risk. (Target Fund only) The consumer-discretionary sector includes companies in industries such as consumer and household durables, hotels, restaurants, retailing, automobiles and media. Companies in the consumer discretionary sector may be significantly affected by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices. The media industry can be significantly affected by technological advances, and government regulation.

Consumer Staples Sector Risk. (Acquiring Fund and Target Fund) The consumer staples sector includes companies in the food & staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Energy Sector Risk. (Acquiring Fund and Target Fund) The energy sector includes companies in energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, fluctuations in the price and supply of energy fuels, energy conservation, the supply of, and demand for, specific energy-related products or services, and tax policy and other government regulation. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production and distribution related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Funds invest and each Fund’s performance. Oil and gas and exploration and production companies can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions, and these companies may be at risk for environmental damage claims.

Financials Sector Risk. (Acquiring Fund and Target Fund) The financials sector includes companies in the banks, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets may be affected by extensive governmental regulation. Economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates and environmental clean-up.

Health Care Sector Risk. (Acquiring Fund and Target Fund) The health care sector includes companies in the health care equipment and services, pharmaceuticals, and biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceutical, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Industrials Sector Risk. (Acquiring Fund and Target Fund) The industrials sector includes companies in the commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, and transportation infrastructure. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.

Information Technology Sector Risk. (Acquiring Fund and Target Fund) The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors & semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the software industry. Additionally, the success of companies in the software industry is subject to the continued demand for internet services.

Materials Sector Risk. (Target Fund only) The materials sector includes companies in the chemicals, construction materials, containers and packaging, paper products, and mining industry groups. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Mining companies could be affected by supply and demand and operational costs.

Real Estate Sector Risk. (Acquiring Fund and Target Fund) The real estate sector includes companies involved in real estate management and development and issuers of real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Telecommunications Services Sector Risk (Acquiring Fund Only) The telecommunications services sector includes diversified telecommunications services and wireless telecommunication services. The telecommunication services industry is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless industry can be significantly affected by failure of delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens.

Utilities Sector Risk. (Acquiring Fund only) The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Additional Target Fund Principal Risks

Market Direction Risk. Since the Target Fund has both a “long” and a “short” portfolio, an investment in the Target Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Target Fund’s results will suffer both when there is a general stock market advance and the Target Fund holds significant “short” equity positions, or when there is a general stock market decline and the Target Fund holds significant “long” equity positions.

Short Sales Risk. The Target Fund can make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce a fund’s returns or increase volatility.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Target Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

Non-Investment Grade Securities Risk. Non-investment grade securities (also known as “high yield” or “junk bonds”) are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody’s). Such securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments than investment grade securities. In addition, compared to investments in investment grade securities, investments in non-investment grade securities are subject to greater risk of loss due to default by the issuer or decline in the issuer’s credit quality. There is a greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and the issuer may be more susceptible to negative market sentiment, leading to depressed prices and decreased liquidity for the non-investment grade securities.

Additional Acquiring Fund Principal Risks

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or

“capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Comparison of the Funds

Investment Objectives

The Target Fund’s investment objective is capital appreciation. The Acquiring Fund’s investment objectives are to seek capital appreciation and income. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

Although the Funds have similar principal investment strategies in that each Fund invests primarily in equity securities, there are some differences. The following table compares the principal investment strategies between the Funds.

Target Fund	Acquiring Fund
Principal Strategy:	Principal Strategy:
The Target Fund invests primarily in equity securities by maintaining long equity positions and short equity positions.	The Acquiring Fund invests primarily in equity securities of foreign and domestic companies.

The Target Fund may at any time have either a net long exposure or a net short exposure to the equity markets. The Target Fund will not be managed to maintain either net long or net short market exposure.	None.

The Fund seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets in general (as represented by the S&P 500 Index).	None.

Foreign Securities:	Foreign Securities:

The Target Fund may invest in foreign securities, but it is not as a principal strategy of the Fund to do so.	Under normal market conditions, the Advisor will invest the Acquiring Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.

The Fund will typically invest in securities issued by companies domiciled in at least three countries,

Target Fund	Acquiring Fund
Principal Strategy:	Principal Strategy:
including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, at least 40% of its assets are expected to be invested outside the United States or if conditions are not favorable, 30% of its assets are expected to be invested outside the United States).

Emerging and Frontier Markets:	Emerging and Frontier Markets:

The Target Fund may invest in companies domiciled or economically tied to countries with emerging markets but it is not a principal strategy of the Fund to do so.	The Acquiring Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

Market Capitalization:	Market Capitalization:

Under normal market conditions, the Advisor will invest the Target Fund’s assets in the equity securities of companies with market capitalizations of at least $100 million at the time of purchase that we have identified as being undervalued (long equity positions) and we will sell short those securities (short equity positions) that we have identified as being overvalued.	The Acquiring Fund may invest in the equity securities of companies of any size, although the Advisor expects a significant portion of the Fund’s assets to be invested in companies with market capitalizations of over US $5 billion at the time of purchase.

Early Stage Companies and IPOs:	Early Stage Companies and IPOs:

The Target Fund may invest in early stage companies and initial public offerings (IPOs) as a principal strategy.	The Acquiring Fund may invest in early stage companies and initial public offerings (IPOs), but it is not a principal strategy of the Fund to do so.

Fixed Income Securities:	Fixed Income Securities:

The Target Fund may invest in fixed-income securities of any maturity consisting of corporate notes, bonds and debentures, including those that are rated less than investment grade at the time of purchase.	The Acquiring Fund may invest in investment grade fixed-income securities, but not as a principal strategy.

Sector Weightings:	Sector Weightings:

The Target Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, health care, and information technology, and in a few industries, including oil and gas exploration and production, pharmaceuticals, semi-conductors, and technology hardware, storage and peripherals.	The Acquiring Fund may invest a large percentage of its assets in a few sectors, including consumer staples, energy, financials, health care, industrials, information technology, and utilities, and in a few industries, including banks, food and staples retailing, pharmaceuticals, oil and gas and consumable fuels, and wireless telecommunications services.

Portfolio Turnover:	Portfolio Turnover:

Target Fund	Acquiring Fund
Principal Strategy:	Principal Strategy:
The Target Fund is expected to have a high portfolio turnover rate.	The Acquiring Fund is not expected to have a high turnover rate.

Diversification:	Diversification:

The Target Fund is a diversified fund under the 1940 Act.	The Acquiring Fund is a diversified fund under the 1940 Act.

Temporary Defensive Positions:	Temporary Defensive Positions:

The Target Fund may from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.	The Acquiring Fund may from time to time take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.

Target Fund

In managing the Target Fund, the Advisor believes that the best opportunities to make both short and long equity investments are when the market’s perception of the values of individual companies (measured by the stock price) differs widely from our assessment of the intrinsic values of such companies. When evaluating a potential long or short investment for the Target Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The Advisor believes opportunities to buy stocks or sell stocks short arise due to a variety of market inefficiencies, including:

•	Changes in market participant psychology and circumstances.

•	Imperfect information.

•	Forecasts and projections by Wall Street analysts and company representatives that differ from experienced reality.

When evaluating long investments, we typically look for stocks that are appropriately valued or undervalued based on our analysis.

When evaluating a short investment, we typically look for signs of current overvaluation. For example, we look for companies that we believe:

•	Have earnings that appear to be reflected in the current stock price.

•	Are likely to fall short of market expectations.

•	Are in industries that exhibit weakness.

•	Have poor management.

•	Are likely to suffer an event affecting long-term earnings.

Acquiring Fund

To achieve the Acquiring Fund’s investment objectives, the Acquiring Fund invests in securities that the Advisor believes are priced below their intrinsic long- term value based on our valuation analysis.

When evaluating a potential investment for the Acquiring Fund, the Advisor employs a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:

•	Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.

•	Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.

The Acquiring Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of the Funds for their fiscal year ended September 30, 2017. The pro forma fees and expenses of the combined fund are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of September 30, 2017. Pro forma numbers are estimated and therefore actual expenses may vary.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Investor Class	None	None	None
Institutional Class	None	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)
Investor Class	2.00%	2.00%	2.00%
Institutional Class	2.00%	2.00%	2.00%
Exchange Fee
Investor Class	None	None	None
Institutional Class	None	None	None
Maximum Account Fee
Investor Class	None	None	None
Institutional Class	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma(1)
Management Fees
Investor Class	1.10%	0.90%	0.90%
Institutional Class	1.10%	0.90%	0.90%
Distribution and Service (12b-1) Fees
Investor Class	0.00%	0.00%	0.00%
Institutional Class	0.00%	0.00%	0.00%
Other Expenses

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma(1)
Investor Class	0.32%	0.29%	0.27%
Institutional Class	0.17%	1.41%	0.18%
Dividend Expense on Short Sales/Interest Expense
Investor Class	0.89%[2]	0.00%	0.00%
Institutional Class	0.88%[2]	0.00%	0.00%
Total Annual Fund Operating Expenses
Investor Class	2.31%	1.19%	1.17%
Institutional Class	2.15%	2.31%	1.08%
Fee Waivers and/or Expense Reimbursements
Investor Class	0.00%[3]	(0.09)%[5]	(0.07)%
Institutional Class	(0.12)%[4]	(1.36)%[6]	(0.13)%
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Investor Class	2.31%	1.10%	1.10%
Institutional Class	2.03%	0.95%	0.95%

(1)	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.

(2)	Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales are estimated and will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.

(3)	Wasatch Advisors, Inc. (Advisor) has contractually agreed to reimburse the Investor Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

(4)	The Advisor has contractually agreed to reimburse the Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.15% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

(5)	The Advisor has contractually agreed to reimburse the Investor Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

(6)	The Advisor has contractually agreed to reimburse the Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 0.95% of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For purposes of calculating the impact of each Fund’s and the Acquiring Fund’s Pro Forma fee waivers and expense reimbursements in the examples below, the fee waivers and expense reimbursements are taken into account for the periods stated in the table above assuming an effective date of May 1, 2018 (the first day of the month following the expected closing of the Reorganization) through January 31, 2019. These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assumes that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Investor Class	$ 234	$ 112	$ 114*
Institutional Class	$ 206	$ 97	$ 100**
3 Years
Investor Class	$ 721	$ 369	$ 367
Institutional Class	$ 662	$ 591	$ 338
5 Years
Investor Class	$1,235	$ 646	$ 640
Institutional Class	$1,144	$1,112	$ 595
10 Years
Investor Class	$2,645	$1,436	$1,416
Institutional Class	$2,473	$2,541	$1,329

*Since the expense limitation agreement expires on January 31, 2019, a weighted average rate of 1.12% was used Year 1.

** Since the expense limitation agreement expires on January 31, 2019, a weighted average rate of 0.98% was used Year 1.

Performance Information

The total returns of each Fund for the periods ended [December 31, 2016] based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

Target Fund

The Target Fund commenced operations on December 15, 2008, upon the reorganization of the 1st Source Monogram Long/Short Fund (the “Predecessor Fund”), into the Target Fund. As a result of the reorganization, the Target Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and subject to different expenses as a result and may have produced different investment results. The lead portfolio manager of the Fund through 2016, however, was also the portfolio manager of the Predecessor Fund.

The following tables provide information on how the Target Fund has performed over time. The past performance, before and after taxes, of the Target Fund’s is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year, as represented by the Investor Class of the Target Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table allows you to compare the Target Fund’s performance over the time periods indicated to the primary benchmark (the S&P 500 Index), which reflects the effects of general stock market risk, and to a secondary benchmark (the Citigroup U.S. Domestic 3-Month U.S. Treasury Bills Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Target Fund’s website www.WasatchFunds.com.

Target Fund—Investor Class*

Year by Year Total Returns

* The performance of the Institutional Class share will differ due to a different expense structure.

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	16.00%
Worst — 12/31/2008	-15.94%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 12/13/12 (Institutional Class)
Target Fund — Investor Class
Return Before Taxes	%	%	%	—
Return After Taxes on Distributions	%	%	%	—
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	—
Target Fund – Institutional Class
Return Before Taxes	%	—	—	%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)%		%	%	%
Citigroup U.S. Domestic 3-Month Treasury Bills Index (reflects no deductions for fees, expenses or taxes)%		%	%	%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.]

Acquiring Fund

The Acquiring Fund commenced operations on December 15, 2008 upon the reorganization of the 1st Source Monogram Income Equity Fund (the “Predecessor Fund”) into the Acquiring Fund. As a result of the reorganization, the Acquiring Fund assumed the financial and performance history of the Predecessor Fund. Accordingly, the performance information below prior to December 15, 2008 reflects the performance of the Predecessor Fund which was advised by a different advisor and had different expenses and as a result may have produced different investment results. Effective October 31, 2017, the Acquiring Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal strategy. For periods prior to such date, the performance figures below reflect the performance of the Acquiring Fund’s Investor Class before the investment strategy change.

The following tables provide information on how the Acquiring Fund has performed over time. The past performance, before and after taxes, of the Acquiring Fund is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year, as represented by the Investor Class of the Acquiring Fund. The performance of the Institutional Class will differ due to different expense structures. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Acquiring Fund’s Investor Class for the years shown in the bar chart. The average annual total returns table below allows you to compare the Acquiring Fund’s performance over the time periods indicated to that of a broad-based market index. After-tax returns are shown only for Investor Class shares; after-tax returns for Institutional Class shares will vary. Performance information is updated regularly and is available on the Acquiring Fund’s website www.WasatchFunds.com.

Acquiring Fund—Investor Class*

Year by Year Total Returns

* The performance of the Institutional Class share will differ due to a different expense structure.

Best and Worst Quarterly Returns – Investor Class

Best — 6/30/2009	14.66%
Worst — 12/31/2008	-19.38%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 1/31/12 (Institutional Class)
Acquiring Fund — Investor Class
Return Before Taxes	%	%	%	—
Return After Taxes on Distributions	%	%	%	—
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	—
Acquiring Fund – Institutional Class
Return Before Taxes	%	—	—	%
MSCI ACWI (All Country World Index)*† (reflects no deductions for fees, expenses or taxes)%		%	%	%

Average Annual Total Returns — (as of 12/31/17)	1 Year	5 Years	10 Years	Since Inception 1/31/12 (Institutional Class)
Russell 1000® Value Index** (reflects no deductions for fees, expenses or taxes)%		%	%	%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from the capital losses that would have been incurred.

*The MSCI ACWI (All Country World Index) is a broad-based market index that captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries.

†Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

** The Russell 1000 Value Index® is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. Consistent with the name and strategy change, effective October 31, 2017, the Fund’s primary benchmark index changed from the Russell 1000 Value Index® to the MSCI ACWI Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.]

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year	Rate
Target Fund	9/30/17	40%
Acquiring Fund	9/30/17	44%

Fundamental Investment Restrictions and Non-Fundamental Restrictions

The Funds have the same fundamental investment restrictions listed below, which cannot be changed without shareholder approval.

Each Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Target Fund).

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Acquiring Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days, excluding Sundays and holidays). However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Investment Advisor

The Advisor is responsible for making investment decisions, providing certain administrative services and managing the business affairs for the Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $16.2 billion as of September 30, 2017. In December 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc., which is 100% owned by the employees of the Advisor. The Advisor and the Trust are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Dr. Samuel S. Stewart, Jr. is President of Wasatch Funds Trust and Chairman of the Board of the Advisor. Dr. Stewart is an Officer and a Director of the Advisor and is also an Interested Trustee of Wasatch Funds. The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Director; Roger D. Edgley, Director; Michael K. Yeates, Chief Financial Officer and Treasurer, Vice President and Director; JB Taylor, Chief Executive Officer and Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S.  Bergeson,

Portfolio Manager

David Powers, CFA, has been the lead portfolio manager for the Global Value Fund (formerly, the Large Cap Value Fund) since August 19, 2013, and the lead portfolio manager for the Long/Short Fund since October 5, 2017 and the sole portfolio manager of the Long/Short Fund since November 13, 2017. Mr. Powers has many years of investment experience, most recently serving as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and a Master’s degree in Accounting and earned a Master of Business Administration from Kent State University. Mr. Powers serves as a portfolio manager for the Acquiring Fund and will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganization.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s Prospectus entitled “Management-Portfolio Managers” and the sections of the Funds’ Statement of Additional Information for the applicable share class entitled “Investment Advisory and Other Services-Investment Advisor”. Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the respective Fund’s Statement of Additional Information for the applicable share class.

Advisory and Other Fees

Pursuant to the advisory and service contract between Wasatch and the Trust, on behalf of the Funds, each Fund currently pays the Advisor a monthly fee computed on average daily net assets as set forth below:

Annual Rate
Target Fund	1.10%
Acquiring Fund	0.90%

The pro forma managed assets of the combined fund as of September 30, 2017 are an assumed $286 million.

Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Advisor at its meeting held on November 8-9, 2016 is available in the Funds’ semi-annual report dated March 31, 2017 and the basis for the Board of Trustees more recent approval of the investment advisory agreement at its meeting held on November 7-8, 2017 will be available in the Funds’ semi-annual report dated March 31, 2018.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Target Fund for Total Annual Fund Operating Expenses in excess of 1.60% and 1.15%, respectively, of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

Wasatch has contractually agreed to reimburse the Investor Class shares and Institutional Class shares of the Acquiring Fund for Total Annual Fund Operating Expenses in excess of 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2019 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

For each Fund’s fiscal year ended September 30, 2017, each Fund paid Wasatch the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	1.10%
Acquiring Fund	0.90%

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s Prospectus for the applicable share class entitled “Wasatch Funds-Account Policies” and the section of the respective Fund’s Statement of Additional Information for the applicable share class entitled “Other Information.”

Trustees and Officers

The management of each Fund, including general oversight of the duties performed by the Advisor under the Advisory and Service Contract for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the date of this Proxy Statement/Prospectus, there are five members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and four of whom are not interested persons (the “Independent Trustees”).

The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust-Management Information” in the Statement of Additional Information of each share class, as supplemented, for the respective Fund, incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund and the Acquiring Fund each currently offer two classes of shares: Investor Class and Institutional Class shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums for any reason. The Acquiring Fund will waive the initial investment minimum for the applicable share class of the Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Investor Class	Institutional Class
Investment Minimums
New Accounts	$2,000	$100,000*
New Accounts with Automatic Investment Plan	$1,000	$100,000*
Individual Retirement Accounts (IRAs)	$2,000	$100,000*
Coverdell Education Savings Account	$1,000	—
Minimum including IRAs		$100,000*
Subsequent Purchases (other than reinvestment of dividends, minimum for subsequent investments)
Regular Accounts and IRAs	$100	$5,000**
Automatic Investment Plan	$50 per month and/or $100 per quarter	$5,000**

*These minimums may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Wasatch mutual fund available in the shareholder’s state. Shares of a class held by any shareholder of a Fund who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder.

For a complete description of purchase, redemption and exchange options as well as pricing of the Fund shares, see the sections of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds Shareholders Guide” and “Wasatch Funds-Account Policies, Wasatch Funds-Account Policies-Purchasing Shares, Wasatch Funds-Account Policies-Selling (Redeeming Shares) and Wasatch Funds-Account Policies-Exchanging Shares” and the section of the respective Funds’ Statement of Additional Information for the applicable share class entitled “Purchase, Redemption and Pricing of Securities Being Offered.”

The Target Fund normally declares and pays dividends from net investment income, if any, annually. The Acquiring Fund normally declares and pays dividends from net investment income, if any, quarterly. For each Fund, any net capital gains are normally distributed at least once a year. See the section of the respective Funds’ Prospectus for the applicable share class entitled “Wasatch Funds-Dividends, Capital Gain Distributions and Taxes” for additional information. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). Unlike the Acquiring Fund, the Target Fund expected that as a result of its objectives and strategies, its distributions, if any, will consist primarily of capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund Prospectus for the respective share class. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees

The Advisor has proposed the Reorganization given the limited future growth prospects of the Target Fund and the costs associated with the continued operation of the Target Fund. As part of its evaluation of the Target Fund, the Advisor proposed the Target Fund’s reorganization into the Acquiring Fund because of, among other things, certain similarities in the investment processes and portfolio holdings of the Funds; the relative performance of the Acquiring Fund compared to the Target Fund; the lower management fees and net expense ratio of the Acquiring Fund; and the anticipated federal income tax-free nature of the proposed Reorganization.

At the November Meeting, the Advisor provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Trustees reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	The compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	The consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•   the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Advisor;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•   the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Advisor and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

The Board of Trustees recognized that the Target Fund’s investment objective is capital appreciation whereas the investment objective of the Acquiring Fund is to seek capital appreciation and income. The Board of Trustees further noted that while the Funds have similar investment strategies in that each Fund invests primarily in equity securities, the Funds employ principal investment strategies that differ in certain respects. In this regard, the

Target Fund pursues its investment objective by primarily investing in equity securities of domestic companies through long and short positions while the Acquiring Fund pursues its investment objective by primarily investing in equity securities of foreign and domestic companies through a long only portfolio. In addition, although the Target Fund may invest in foreign securities, it is not a principal strategy of the Fund whereas the Acquiring Fund is a global value fund which may invest a significant portion of its total assets in securities domiciled in foreign countries, including securities issued by companies domiciled in emerging and frontier markets. The Target Fund further seeks to achieve higher risk-adjusted returns with lower volatility compared to the equity markets (as represented by the S&P 500 Index) whereas the Acquiring Fund does not have a similar mandate.

As a principal strategy, the Target Fund also may invest in early stage companies, initial public offerings (“IPOs”), and fixed income securities of any maturity, including those that are less than investment grade. The Acquiring Fund, however, may invest in investment grade fixed-income securities, early stage companies and IPOs but not as a principal strategy.

In addition, the Board of Trustees noted that the Target Fund may invest in the equity securities of companies with market capitalization of at least $100 million at the time of purchase; however, the weighted average market cap of the portfolio holdings of the Fund was much higher. Similarly, the Acquiring Fund may invest in the equity securities of companies of any size, although it is expected that a significant portion of the Fund’s assets will be invested in companies with a market capitalization of over US $5 billion at the time of purchase.

With respect to compatibility of risks, the Board of Trustees recognized that each Fund is subject to risks associated with investments in equity securities. However, the Board also recognized that there are some differences in the principal risks of investing in each of the Funds as a result of the differences in principal investment strategies as summarized above. In this regard, the Target Fund is subject to short sales and market direction risks associated with its short sales strategy; interest rate risk, credit risk and non-investment grade risk associated with its ability to invest in fixed-income securities; as well as smaller company stock risk, early stage company risk, and initial public offering risk all of which are not principal risks of the Acquiring Fund. Similarly, the Acquiring Fund is subject to the principal risks associated with investing in foreign securities, including emerging market and frontier market risks, but these are not principal risks of the Target Fund.

In addition to the foregoing, the Board noted that in pursuing their respective investment objectives, the portfolio manager(s) of the Funds employed a comprehensive valuation analysis in the evaluation of potential investments in seeking to establish a range of fair valuation or intrinsic company value. Consistent with the foregoing, the Board noted the significant overlap in the long positions of the Funds which should help with a smooth transition in a merger.

Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser. The Board of Trustees was also aware that the portfolio manager of the Acquiring Fund became the lead portfolio manager of the Target Fund as of October  5, 2017.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund was larger than the Target Fund and that combining the Funds will create a larger fund.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. In reviewing the performance, the Board recognized that the Acquiring Fund changed its principal investment strategy from a large cap value fund to a global value fund effective October 31, 2017 and therefore the performance information prior to such date would not reflect such investment strategy change. Notwithstanding the foregoing, the Board of Trustees observed, among other things, that except for the one-year ended December 31, 2016, the Investor Class and Institutional Class shares of the Acquiring Fund outperformed the Investor Class and Institutional Class shares of the Target Fund for the three-, five- and ten-year periods ended December 31, 2016. The Board of

Trustees further observed that based on the Investor Class shares for the calendar years from 2007 through 2016, the Acquiring Fund outperformed the Target Fund in six of those ten calendar years.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, the Independent Trustees noted the lower contractual management fee and lower net expense ratio (after taking into account the expense caps) of the Acquiring Fund compared to the contractual management fee and net expense ratio of the Target Fund. The Board noted that the Acquiring Fund had a lower contractual management fee than that of the Target Fund generally because the Acquiring Fund does not engage in short sales as a principal strategy and therefore does not incur the research and resources required to manage the short positions nor would the Acquiring Fund incur the expenses associated with a short sale principal strategy. In addition, the Independent Trustees considered that the temporary expense cap to which the Advisor agreed for each class of the Acquiring Fund through January 31, 2019 was lower than the temporary expense cap for each class of the Target Fund for such period. Accordingly, the net expense ratio after taking into account the expense caps of the combined fund following the Reorganization was expected to be lower than that of the Target Fund for both share classes.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws would impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further recognized that there may be some gains or losses resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund.

Costs of the Reorganization

The Board of Trustees noted that the direct costs of the Reorganization would be split equally between the Advisor and the Target Fund, subject to the expense cap limitations. Accordingly, to the extent the Target Fund’s expenses, including the Reorganization expenses, exceed the Fund’s current expense cap on the respective share class, the Advisor will also absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective expense cap for each class of shares. Further, if the Reorganization is not ultimately completed, the Advisor will bear all the expenses incurred in connection with the proposed Reorganization. In addition, the Independent Trustees recognized that an increase in portfolio turnover of the Target Fund was expected to occur prior to the Reorganization in connection with aligning the portfolio of the Target Fund (which would include the closing of short positions), with that of the Acquiring Fund.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Investor Class and Institutional Class shares of the Target Fund will receive the same class of shares of the Acquiring Fund. The Board of Trustees further considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s declaration of trust (the “Declaration of Trust”).

Alternatives to the Reorganization

The Board of Trustees considered various alternatives, including liquidation. The Board of Trustees, however, determined that liquidation was not in the best interests of shareholders as liquidation is a taxable event.

Potential Benefits to the Advisor and its Affiliates

The Board of Trustees recognized that the Reorganization may result in some benefits and economies for the Advisor and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Wasatch complex and a potential reduction in the Advisor’s expense reimbursement requirement under the expense cap of the Acquiring Fund due to the larger asset size. The Board, however, recognized that the Adviser will be earning a lower management fee on the combined assets as the contractual management fee rate of the Acquiring Fund is lower than the contractual management fee rate of the Target Fund.

Conclusion

The Board of Trustees, including the Independent Trustees, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Investor Class and Institutional Class shareholder will receive a number of Acquiring Fund Investor Class and Institutional Class shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Investor Class and Institutional Class shares surrendered by such shareholder.

The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated two classes of shares consisting of Investor Class and Institutional Class. Only Investor Class and Institutional Class shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s Declaration of Trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of each Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Each Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has 19 series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. There are no conversion, preemptive or other subscription rights except that the shares of the Institutional Class held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sales load fee or other charge, subject to prior notice. In addition to the specific voting rights described above, shareholders of each Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the relative rights, preferences, privileges, limitations, restrictions and other terms of a series or class and as may be modified by the Trustees from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder personal liability for the debts, liabilities, obligations or expenses of the Trust or any series or class thereof and requires that notice of this disclaimer be given in each note, bond, contract, certificate, instrument or other undertaking entered into or executed by or on behalf of the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust or applicable series for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or applicable series solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund.

The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as the custodian for the assets of each Fund. UMB Fund Services, Inc. located at 253 West Galena Street, Milwaukee, Wisconsin 53212, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

[                                         ] located at [                                                         ], serves as the independent auditors for each Fund. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Chapman and Cutler, LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

6.

The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

As explained above, the Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of September 30, 2017 the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund		Acquiring Fund
	Short Term	Long Term	Short Term	Long Term
Capital losses to be carried forward – not subject to expiration*	$26,195,256	$127,709,466	-	-

*IRC Sections 381, 382, 383 and 384 limit the pre-reorganization carryforward losses that may be used in any one year following a reorganization. The estimate of the amount of loss that may be utilized is limited to approximately $2.0 million per year.

The Target Fund’s capital loss carryforwards arose in the 2016 taxable year when $157,346,427 was deferred as a post-October capital loss for the period November 1, 2015 through September 30, 2016. The amounts above are first shown as a capital loss carryforward in the annual report dated September 30, 2017 and can be carried forward indefinitely.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The direct costs of the Reorganization will be split equally between the Advisor and the Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization (excluding the brokerage costs associated with the portfolio repositioning) are $150,000 - $200,000. Amounts charged to the Target Fund will be allocated between its share classes based on the relative net assets of the share classes. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Brokerage commissions and other transaction costs incurred in connection with the repositioning of the Target Fund portfolio are not subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly by the Target Fund’s shareholders. The Advisor, however, has agreed to pay for half of the brokerage commissions incurred in repositioning the Target Fund portfolio. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or not completed, Wasatch will pay all expenses associated with the Reorganization.

The Trust has engaged [                        ] to assist in the solicitation of proxies at an estimated cost of $68,000 - $75,000 plus reasonable expenses, which is included in the expense estimate above.

Overview of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on November 6, 2009. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

In General

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or a similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration of Trust contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Massachusetts Business Trusts

The Trust, of which each Fund is a series, is organized as a Massachusetts business trust and is governed by its Declaration of Trust and by-laws. Under the Trust’s Declaration of Trust, in construing its provisions, the presumption shall be in favor of a grant of power to the trustees of the Trust. Under the Trust’s Declaration of Trust, any action taken or determination made by or pursuant to the direction of the trustees in good faith and consistent with the provisions of the Declaration of Trust shall be final and conclusive and shall be binding upon the Trust and every shareholder. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The Trust’s Declaration of Trust provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the trustees may consider and determine necessary or desirable. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Under the By-Laws of the Trust, there shall be no annual meetings of shareholders except as required by law. A meeting of shareholders of the Trust or any series or class shall be called by the Secretary when ordered by (i) a majority of the trustees then in office, (ii) the Chairman of the Board or (iii) the President of the Trust. Subject to certain exceptions, meetings of shareholders of the Trust or of any series or class shall also be called by the Secretary upon the order of the trustees upon the written request of the shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acting on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Under the By-Laws, the holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at any meeting of shareholders, except that where pursuant to any provision of law, the Declaration of Trust or the By-Laws a vote shall be taken by individual series or class then the outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class.

The shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in case of the election of trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of the Declaration of Trust or the By-Laws.

Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the trustees determine the size of the Board of Trustees. Subject to certain exceptions, each trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee thereunder. Any trustee vacancy may be filled by the affirmative vote or consent of a majority of the trustees then in office, except when a shareholder vote is required under the 1940 Act. Therefore, there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. Under the Declaration of Trust, if for any reason there are no trustees then in office, vacancies may be filled by certain officers of the Trust or may be filled in any other manner permitted by the 1940 Act. Subject to certain exceptions for resignation and retirement, any trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Issuance of Shares. Under the Declaration of Trust, the number of shares is unlimited. The trustees may authorize shares of the Trust to be issued either for cash or for such other consideration and on such terms as the trustees from time to time deem advisable. Shareholders shall not have any right to acquire, purchase or subscribe for any additional shares, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the trustees may determine from time to time.

Series and Classes. The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights, preferences, privileges, limitations and restrictions and such other relative terms as shall be determined by the trustees from time to time. The trustees are also authorized to terminate the Trust or any series at any time upon written notice to the shareholders of the Trust or such series, as the case may be, and may terminate a class at any time without notice to shareholders.

Amendments to Declarations of Trust. A majority of the trustees of the Trust then in office may vote to amend or otherwise supplement the Declaration of Trust with certain limitations. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in its Declaration of Trust requires the approval of two-thirds of the trustees. Additionally, the Declaration of Trust may not be amended to impair any exemption from or limitation of personal liability of any shareholder, trustee, officer or employee of the Trust or limit the rights to indemnification, advancement of expenses or insurance provided in certain provisions of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification, advancement or insurance under such provisions of the Declaration of Trust prior to such amendment.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt, liability, obligation or expense of the Trust or any series or class and require the Trust or applicable series to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the Trust or applicable series will assume the defense of any claim against its shareholder for any act or obligation of the Trust or applicable series at the request of the shareholder and satisfy the judgement thereon. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Subject to certain exceptions and limitations, the Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the trustees may determine.

Derivative Actions. The Declaration of Trust provides that no shareholders may bring a derivative or similar action or proceeding in the right of the Trust or any series to recover a judgment in its favor unless the conditions set forth in the Declaration have been met, including, among other things, making a written demand on the trustees to request that the trustees cause the Trust to file the action itself on behalf of the affected series or class pursuant to the process and requirements set forth in the Declaration.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of September 30, 2017, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Capitalization and Ratios

The following tables set forth the unaudited capitalization and ratios of the Target Fund and the Acquiring Fund as of September 30, 2017, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Pro Forma Condensed Combined Capitalization Table and Ratios

as of September 30, 2017 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Acquiring Fund Pro Forma
Net Assets
Investor Class	$79,840,934	$175,729,806	$(73,888)	$255,496,852
Institutional Class	26,077,675	4,593,655	(24,133)	30,647,197

Total	$105,918,609	$180,323,461	$(98,021)	$286,144,049

Shares Outstanding
Investor Class	6,346,189	17,696,551	1,686,746	25,729,486
Institutional Class	2,059,982	463,161	566,383	3,089,526

Total	8,406,171	18,159,712	2,253,129	28,819,012

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Net Asset Value Per Share
Investor Class	$12.58	$9.93	$9.93
Institutional Class	$12.66	$9.92	$9.92
Shares Authorized
Investor Class	Unlimited	Unlimited	Unlimited
Institutional Class	Unlimited	Unlimited	Unlimited
Ratio of Expense to Average Net Assets
Before Fee Waivers
Investor Class	2.31%	1.19%	1.17%
Institutional Class	2.15%	2.31%	1.08%

After Fee Waivers
Investor Class	2.31%	1.10%	1.10%
Institutional Class	2.03%	0.95%	0.95%

(1)	The pro forma balances are presented as if the Reorganization was effective as of September 30, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about[ , 2018] or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)	The direct costs of the Reorganization will be split equally between the Advisor and Target Fund, subject to the expense cap limitations. The estimated expenses in connection with the Reorganization (excluding the brokerage costs associated with the portfolio repositioning) are $150,000 - $200,000. Amounts charged to the Target Fund will be allocated between its share classes based on the relative net assets of the share classes. To the extent that the Target Fund’s expenses, including Reorganization expenses, exceeds the Fund’s current expense cap on the respective share class, the Advisor will absorb the portion of the Reorganization expenses necessary for the Fund to operate within its respective cap. Based on current expense levels, it is anticipated that the Advisor will absorb a significant portion of the Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or completed, the Advisor will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

(3)

Reflects the issuance by the Acquiring Fund of approximately 8,032,935 Investor Class shares and 2,626,365 Institutional Class shares to Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Investor Class and Institutional Class shares of the Acquiring Fund pursuant to the Agreement will be passed on by Chapman and Cutler, LLP, 111 West Monroe Street, Chicago, Illinois 60603 and Morgan, Lewis & Bockius, LLP, One Federal Street, Boston, MA 02110-1726.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for each Fund is Registration No. 811-4920. Each Prospectus and Statement of Additional Information relating to the respective Fund of each share class of the Fund are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of [                            , 2018], the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties assuming the Reorganization occurred on [            ]. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund - Long/Short Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Investor
Investor
Investor
Institutional
Institutional
Institutional
Institutional

Acquiring Fund – Global Value Fund
Class Name	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund
Investor
Investor
Institutional
Institutional
Institutional
Institutional

At the close of business on [                ], there were [              ] Investor Class shares and [              ] Institutional Class shares of the Target Fund outstanding. As of [                ], the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on [                ], there were [            ] Investor Class shares and [              ] Institutional Class shares of the Acquiring Fund outstanding. As of [              ], the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of Russell Biles, Secretary of the Funds, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should call Wasatch Funds at (800) 551-1700 or write to Wasatch Funds at PO BOX 2172, Milwaukee WI 53201

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund entitled to vote. This means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) more than 50% of the outstanding voting securities, whichever is less.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting or adjournment or postponement thereof and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 30% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

If a quorum is not obtained, the trustee or officer presiding at the Special Meeting may adjourn the meeting to permit further solicitation of proxies. The Special Meeting may also be adjourned by the trustee or officer presiding at the Special Meeting with respect to one or more matters to be considered at the meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of the holders of shares representing a majority of the voting power of the Shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of such an adjournment. An adjourned meeting may be held without further notice if the date, time and place were announced at the time of adjournment.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, email, internet or other electronic means or oral communications by representatives of the Advisor or Wasatch, or by dealers or their representatives. As noted above, the Trust has retained [                                    ] to assist in the solicitation of proxies.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[●], 2018

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

APPENDIX I:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [        ], 2017 by Wasatch Funds Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Wasatch Global Value Fund, a series of the Trust (the “Acquiring Fund”), and Wasatch Long/Short Fund, a series of the Trust (the “Target Fund”), and Wasatch Advisors, Inc. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class and Institutional Class shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, each Fund has designated two separate classes, an Investor Class and an Institutional Class, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATING DISTRIBUTION. As of the Effective Time, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8 REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2. Shareholders of record of Investor Class shares of the Target Fund at the Closing will be credited with full and fractional Investor Class shares of the Acquiring Fund. Shareholders of record of Institutional Class shares of the Target Fund at the Closing will be credited with full and fractional Institutional Class shares of the Acquiring Fund.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING. The Closing shall occur on                     , 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Wasatch Advisors, Inc. in Salt Lake City, Utah or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Investor Class and Institutional Class Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Investor Class and Institutional Class Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (the “Declaration of Trust”).

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws, as amended and restated (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Target Fund as of September 30, 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to in subsection (g) above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j) All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of September 30, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing,

have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s President or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2 The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3 The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5 The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Funds shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b) The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c) To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6 The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c) No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1 The Adviser and the Target Fund will each pay one-half of the direct expenses incurred in connection with the Reorganization (“Reorganization Expenses”), subject to any expense cap limitation then in effect. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization Expenses would cause the Target Fund to exceed its expense cap then in effect, the Adviser or an affiliate thereof will reimburse the portion of Reorganization Expenses necessary for the Target Fund to operate within its cap for each share class. If the Reorganization is not consummated, the Adviser or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2 Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President, or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachseutts. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WASATCH FUNDS TRUST, on behalf of the Wasatch Long/Short Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

WASATCH FUNDS TRUST, on behalf of Wasatch Global Value Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

WASATCH ADVISORS INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

STATEMENT OF ADDITIONAL INFORMATION

WASATCH GLOBAL VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

WASATCH LONG/SHORT FUND

(each a series of Wasatch Funds Trust)

505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 Telephone: (801) 533-0777

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [●], 2018 for use in connection with the special meeting of shareholders of Wasatch Long/Short Fund (the “Target Fund”), a series of Wasatch Funds Trust (the “Trust”), to be held on                 , 2018 at              p.m., Mountain time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Wasatch Global Value Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling                 .

The SAI consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which has been filed electronically with the Securities and Exchange Commission and are incorporated by reference herein (and legally considered to part of this SAI). Further information about the Funds is contained in each Fund’s Statement of Additional Information for the Investor Class shares and Institutional Class shares. Each Fund’s Statement of Additional Information for Investor Class shares, dated January 31, 2018 and each Fund’s Statement of Additional Information for Institutional Class shares, dated January 31, 2018 (each as filed January 31, 2018) (File Nos. 33-10451 and 811-04920), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on October 1, 2016 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the first day of the 12 month period ended September 30, 2017.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in each Fund’s Annual Report for the fiscal year ended September 30, 2017 (as filed December 6, 2017) (File No. 811-04920), which is incorporated herein by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report are incorporated by reference herein.

The date of this SAI is [●], 2018.

Pro Forma Financial Information

Appendix A

Pro Forma Financial Statements for the Reorganization of Wasatch Long/Short Fund (the “Target Fund”) into Wasatch Global Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Wasatch Long/Short Fund (the “Target Fund”) into the Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund), each an open-end management investment company under the Investment Company Act of 1940, as amended (the “Reorganization”). The Reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of September 30, 2017. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from October 1, 2016 through September 30, 2017.

Pro Forma Combined Schedule of Investments

as of September 30, 2017 (Unaudited)	Long/Short Fund	Global Value Fund+	Pro Forma Combined Portfolio	Long/Short Fund	Global Value Fund+		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value	Value	Adjustments	Value
Common Stocks 94.7% †
Airlines 0.2%
Alaska Air Group, Inc.#	6,985	-	6,985	$532,746	$-	-	$532,746
Apparel, Accessories & Luxury Goods 1.6%
Michael Kors Holdings Ltd.* #	95,862	-	95,862	4,586,997	-	-	4,586,997
Automobile Manufacturers 0.9%
General Motors Co.†† #	66,020	-	66,020	2,665,888	-	-	2,665,888
Biotechnology 2.3%
Amgen, Inc.#	35,048	-	35,048	6,534,699		-	6,534,699
Communications Equipment 3.6%
Cisco Systems, Inc.††	103,011	205,925	308,936	3,464,260	6,925,258	-	10,389,518
Department Stores 0.5%
Macy’s, Inc.†† #	65,007	-	65,007	1,418,453	-	-	1,418,453
Diversified Banks 11.9%
Citigroup, Inc. ††	49,016	77,794	126,810	3,565,424	5,658,736	-	9,224,160
ING Groep N.V., ADR (Netherlands)	-	224,461	224,461	-	4,134,572	-	4,134,572
JPMorgan Chase & Co.	-	56,774	56,774	-	5,422,485	-	5,422,485
Nordea Bank AB (Sweden)	-	347,300	347,300	-	4,707,476	-	4,707,476
US Bancorp	-	85,428	85,428	-	4,578,086	-	4,578,086
Wells Fargo & Co.	-	109,275	109,275	-	6,026,516	-	6,026,516
				3,565,424	30,527,871	-	34,093,295
Diversified REITs 0.7%
Select Income REIT	-	86,527	86,527	-	2,026,462	-	2,026,462
Drug Retail 1.9%
CVS Health Corp.	-	66,993		-	5,447,871	-	5,447,871
Electric Utilities 2.7%
Duke Energy Corp.	-	77,613	77,613	-	6,513,283	-	6,513,283
Exelon Corp.	-	206,709	206,709	-	7,786,728	-	7,786,728
				-	14,300,011	-	14,300,011
Electrical Components & Equipment 1.8%
Eaton Corp. plc	-	53,734	53,734	-	4,126,234	-
Emerson Electric Co.†† #	18,023	-	18,023	1,132,565	-	-
				1,132,565	4,126,234	-	5,258,799
Electronic Manufacturing Services 0.8%
Fabrinet* #	59,785	-	59,785	2,215,632	-	-	2,215,632
Fertilizers & Agricultural Chemicals 0.6%
Mosaic Co. (The)†† #	79,995	-	79,995	1,727,092	-	-	1,727,092
Food Retail 1.0%
Kroger Co. (The)†† #	142,869	-	142,869	2,865,952	-	-	2,865,952
Health Care Distributors 1.7%
McKesson Corp.†† #	31,351	-	31,351	4,815,827	-	-	4,815,827
Health Care Equipment 3.1%
Medtronic plc #	58,100	54,793	112,893	4,518,437	4,261,252	-	8,779,689
Health Care REITS 1.0%
Sabra Health Care REIT, Inc.	-	133,259	133,259	-	2,923,702	-	2,923,702
Hotels, Resorts & Cruise Lines 0.7%
Extended Stay America, Inc.** †† #	98,255	-	98,255	1,965,100	-	-	1,965,100
Household Products 2.3%
Procter & Gamble Co. (The)	-	72,782	72,782	-	6,621,706	-	6,621,706
Hypermarkets & Super Centers 2.3%
Wal-Mart Stores, Inc.	-	84,168	84,168	-	6,576,888	-	6,576,888
Industrial Conglomerates 1.3%
General Electric Co.	-	157,736	157,736	-	3,814,056	-	3,814,056
Integrated Oil & Gas 6.5%
Chevron Corp.	-	64,234	64,234	-	7,547,495	-	7,547,495
Royal Dutch Shell plc ADR (Netherlands)	-	95,546	95,546	-	5,788,177	-	5,788,177
Suncor Energy, Inc. (Canada)	-	152,221	152,221	-	5,332,301	-	5,332,301
				-	18,667,973	-	18,667,973
Integrated Telecommunication Services 1.4%
Verizon Communications, Inc.#	26,665	54,476	81,141	1,319,651	2,696,017	-	4,015,668
Internet Software & Services 0.7%
Akamai Technologies, Inc.* †† #	40,670	-	40,670	1,981,442	-	-	1,981,442
Oil & Gas Equipment & Services 2.0%
Schlumberger Ltd.	-	81,957	81,957	-	5,717,320	-	5,717,320
Oil & Gas Exploration & Production 2.6%
Anadarko Petroleum Corp.†† #	47,896	-	47,896	2,339,720	-	-	2,339,720
Bill Barrett Corp.* †† #	797,863	-	797,863	3,422,832	-	-	3,422,832
Southwestern Energy Co.* †† #	269,169	-	269,169	1,644,622	-	-	1,644,622
				7,407,174	-	-	7,407,174
Pharmaceuticals 11.3%
Allergan plc†† #	19,231	-	19,231	3,941,393	-	-	3,941,393
Astellas Pharma, Inc. (Japan)	-	206,600	206,600	-	2,628,286	-	2,628,286
Johnson & Johnson†† #	25,948	56,304	82,252	3,373,500	7,320,083	-	10,693,583
Novartis AG (Switzerland)	39,273	39,455	78,728	3,371,587	3,377,724	-	6,749,311
Pfizer, Inc.	-	230,941	230,941	-	8,244,594	-	8,244,594
				10,686,480	21,570,687	-	32,257,167
Property & Casualty Insurance 1.4%
Axis Capital Holdings Ltd.	-	68,073	68,073	-	3,901,264	-	3,901,264
Regional Banks 2.4%
KeyCorp†† #	100,728	-	100,728	1,895,701	-	-	1,895,701
PNC Financial Services Group, Inc. (The)#	8,349	27,743	36,092	1,125,195	3,738,924	-	4,864,119
				3,020,896	3,738,924	-	6,759,820
Reinsurance 1.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	-	20,750	20,750	-	4,436,470	-	4,436,470
Semiconductors 3.8%
Mellanox Technologies Ltd.* #	56,567	-	56,567	2,667,134	-	-	2,667,134
QUALCOMM, Inc.†† #	101,495	-	101,495	5,261,501	-	-	5,261,501
Tower Semiconductor Ltd.* (Israel) #	93,891	-	93,891	2,887,148	-	-	2,887,148
				10,815,783	-	-	10,815,783
Specialized REITs 2.5%
EPR Properties	-	58,254	58,254	-	4,062,634	-	4,062,634
IronMountain, Inc.†† #	28,731	-	28,731	1,117,636	-	-	1,117,636
OutfrontMedia, Inc.†† #	81,746	-	81,746	2,058,364	-	-	2,058,364
				3,176,000	4,062,634	-	7,238,634
Steel 1.1%
Steel Dynamics, Inc.†† #	87,891	-	87,891	3,029,603	-	-	3,029,603
Systems Software 3.5%
Barracuda Networks, Inc.* †† #	76,267	-	76,267	1,847,949	-	-
Oracle Corp.††	38,062	120,109	158,171	1,840,298	5,807,270	-
VMware, Inc., Class A* †† #	5,906	-	5,906	644,876	-	-
				4,333,123	5,807,270	-	10,140,393
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.†† #	34,256	24,301	58,557	5,279,535	3,745,270	-	9,024,805
Thrifts & Mortgage Finance 0.7%
BofI Holding, Inc.* †† #	74,446	-	74,446	2,119,478	-	-	2,119,478
Tobacco 0.6%
KT&G Corp. (Korea)	-	20,000	20,000	-	1,842,232	-	1,842,232
Water Utilities 1.0%
Guangdong Investment Ltd. (China)	-	1,950,000	1,950,000	-	2,780,864	-	2,780,864
Wireless Telecommunication Services 3.2%
ChinaMobile Ltd. (China)	-	485,500	485,500	-	4,919,264	-	4,919,264
NTT DOCOMO, Inc. (Japan)	-	190,000	190,000	-	4,340,325	-	4,340,325
	-	675,500	675,500	-	9,259,589	-	9,259,589
Total Common Stocks (Cost $239,145,015)				95,178,237	175,777,825	-	270,956,062
Limited Partnership Interest (0.9%)
Asset Management & Custody Banks (0.9%)
Blackstone Group L.P. (The)††	80,892	-	80,892	2,699,366	-	-	2,699,366
Total Limited Partnership Interest (Cost $2,453,448)				2,699,366	-	-	2,699,366
	Principal Amount	Principal Amount	Principal Amount	Value	Value		Value
Short-Term Investments (4.7%)
Repurchase Agreements (4.7%)##
Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $36,155,000 of United States Treasury Notes 2.000% due 2/15/25; value: $23,851,584; United States Treasury Notes 2.000% due 11/15/26; value: $4,802,649; United States Treasury Notes 2.250% due 2/15/27; value: $7,182,545; repurchase proceeds: $35,132,687	$35,132,336	$-	$35,132,336	35,132,336	-	(27,169,762)	7,962,574

Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $5,565,000 of United States Treasury Notes 2.250% due 2/15/27; value: $5,555,367; repurchase proceeds: $5,442,540	-	5,442,486	5,442,486	-	5,442,486	-	5,442,486
Total Short-Term Investments (Cost $40,574,822)				35,132,336	5,442,486	(27,169,762)	13,405,060
Total Investments (100.3%) (Cost $282,173,285)				133,009,939	181,220,311	(27,169,762)	287,060,488
Liabilities in Excess of Other Assets (0.3%)				(27,091,330)	(896,850)	27,071,741	(916,439)
Net Assets (100.0%)				105,918,609	180,323,461	(98,021)	$286,144,049

Pro Forma Combined Schedule of Investments
as of September 30, 2017 (unaudited)	Long/Short Fund	Global Value Fund+	Pro Forma Combined Portfolio	Long/Short Fund	Global Value Fund+		Pro Forma Combined Portfolio
	Shares	Shares	Shares	Value	Value	Adjustments	Value
Securities Sold Short 0.0% ##
Apparel, Accessories & Luxury Goods
Coach, Inc.	68,534	-	68,534	$2,760,549	$-	$(2,760,549)	$-
Application Software 0.0%
Paycom Software, Inc.*	47,717	-	47,717	3,576,866	-	$(3,576,866)	-
Automotive Retail 0.0%
CarMax, Inc.*	35,121	-	35,121	2,662,523	-	$(2,662,523)	-
Construction Machinery & Heavy Trucks 0.0%
Caterpillar, Inc.	31,075	-	31,075	3,875,363	-	(3,875,363)	-
Copper 0.0%
Freeport-McMoRan, Inc.*	154,362	-	154,362	2,167,242	-	(2,167,242)	-
Diversified Support Services 0.0%
Healthcare Services Group, Inc.	51,147	-	51,147	2,760,404	-	(2,760,404)	-
Food Distributors 0.0%
Sysco Corp.	50,218	-	50,218	2,709,261	-	(2,709,261)	-
Health Care Equipment 0.0%
Inogen, Inc.*	38,836	-	38,836	3,693,304	-	(3,693,304)	-
Health Care Technology 0.0%
Veeva Systems, Inc., Class A*	56,991	-	56,991	3,214,862	-	(3,214,862)	-
Home Furnishing Retail 0.0%
RH*	7,399	-	7,399	520,298	-	(520,298)	-
Hotels, Resorts & Cruise Lines 0.0%
Choice Hotels International, Inc.	18,120	-	18,120	1,157,868	-	(1,157,868)	-
Housewares & Specialties 0.0%
Newell Brands, Inc.	23,380	-	23,380	997,625	-	(997,625)	-
Internet & Direct Marketing Retail 0.0%
Nutrisystem, Inc.	20,200	-	20,200	1,129,180	-	(1,129,180)	-
Internet Software & Services 0.0%
Criteo S.A., ADR* (France)	26,878	-	26,878	1,115,437	-	(1,115,437)	-
Oil & Gas Drilling 0.0%
Helmerich & Payne, Inc.	45,106	-	45,106	2,350,474	-	(2,350,474)	-
Packaged Foods & Meats 0.0%
Blue Buffalo Pet Products, Inc.*	104,598	-	104,598	2,965,353	-	(2,965,353)	-
Personal Products 0.0%
Estee Lauder Cos., Inc. (The), Class A	33,993	-	33,993	3,665,805	-	(3,665,805)	-
Pharmaceuticals 0.0%
Prestige Brands Holdings, Inc.*	55,232	-	55,232	2,766,571	-	(2,766,571)	-
Property & Casualty Insurance 0.0%
First American Financial Corp.	56,226	-	56,226	2,809,613	-	(2,809,613)	-
Restaurants 0.0%
Restaurant Brands International, Inc. (Canada)	40,352	-	40,352	2,577,686	-	(2,577,686)	-
Semiconductors 0.0%
Synaptics, Inc.*	33,339	-	33,339	1,306,222	-	(1,306,222)	-
Specialty Stores 0.0%
Ulta Beauty, Inc.*	2,612	-	2,612	590,469	-	(590,469)	-
Total Securities Sold Short (proceeds $39,530,978)				51,372,975	-	(51,372,975)	-

+As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

†All percentages shown in the Pro Forma Combined Schedule of Investments are based on the Pro Forma Acquiring Fund’s net assets

††All or a portion of this security has been designated as collateral for short sales. Since the Acquiring Fund will not sell securities short, the collateral will no longer be needed.

*Non-income producing.

**Common units.

#It is currently anticipated that the security, or a portion of the security, may be disposed of before the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of the Portfolio Manager of the Advisor.

##The Pro Forma Acquiring Fund will not sell securities short. The reduction in common stock sold short on the Pro Forma Acquiring Fund is offset by a reduction receivable from broker for securities sold short and a decrease in the repurchase agreements.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities

As of September 30, 2017 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND1	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED FUND
Assets:
Investments, at cost
Unaffiliated issuers	$95,463,299	$146,135,164	$-		$241,598,463
Repurchase agreements	35,132,336	5,442,486	(27,169,762	) [2]	13,405,060

	$130,595,635	$151,577,650	$(27,169,762)		$255,003,523

Investments, at market value
Unaffiliated issuers	$97,877,603	$175,777,825	$-		$273,655,428
Repurchase agreements	35,132,336	5,442,486	(27,169,762	) [2]	13,405,060

	133,009,939	181,220,311	(27,169,762)		287,060,488
Receivable for investment securities sold	528,595	-	-		528,595
Receivable from broker for securities sold short	24,238,309	-	(24,238,309	) [2]	-
Capital shares receivable	2,363	2,212	-		4,575
Interest and dividends receivable	513,331	266,641	-		779,972
Prepaid expenses and other assets	11,499	12,394	-		23,893

Total Assets	158,304,036	181,501,558	(51,408,071)		288,397,523

Liabilities:
Securities sold short, at value (proceeds of $0 and $39,530,978, respectively)	51,372,975	-	(51,372,975	) [2]	-
Payable for securities purchased	528,695	612,223	-		1,140,918
Capital shares payable	258,769	286,657	-		545,426
Dividends payable to shareholders	-	7,742	-		7,742
Payable to Trustees	324	350	-		674
Payable to Advisor	87,887	110,788	(15,979	) [3]	182,696
Accrued fund administration fees	6,979	3,029	-		10,008
Accrued expenses and other liabilities	94,702	157,308	-		252,010
Dividends payable on securities sold short	35,096	-	(35,096	) [2]	-
Payable for reorganization costs			114,000	[4]	114,000

Total Liabilities	52,385,427	1,178,097	(51,310,050)		2,253,474

Net Assets	$105,918,609	$180,323,461	$(98,021)		$286,144,049

Net Assets Consist of:
Capital stock	$84,062	$181,597	$22,531		$288,190
Paid-in-capital in excess of par	269,576,440	129,990,606	(22,531)		399,544,515
Undistributed net investment loss	(455,640)	(7,742)	(98,021	)3 4	(561,403)
Undistributed net realized gain (loss) on investments and foreign currency translations	(153,858,560)	20,515,564	(11,841,997	) [2]	(145,184,993)
Unrealized appreciation (depreciation) on:					-
Investments	2,414,304	29,642,661			32,056,965
Securities sold short	(11,841,997)	-	11,841,997	[2]	-
Foreign currency translations	-	775			775

Net Assets	$105,918,609	$180,323,461	$(98,021)		$286,144,049

Net Assets
Investor Class	79,840,934	175,729,806	(73,888)		255,496,852
Institutional Class	26,077,675	4,593,655	(24,133)		30,647,197
Capital Stock Issued and Outstanding (Unlimited number of shares authorized,
$0.01 par value)
Investor Class	6,346,189	17,696,551	1,686,746	[5]	25,729,486
Institutional Class	2,059,982	463,161	566,383	[5]	3,089,526
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$12.58	$9.93			$9.93
Institutional Class	$12.66	$9.92			$9.92

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

2The Pro Forma Acquiring Fund will not sell securities short. The reduction in common stock sold short on the Pro Forma Acquiring Fund is offset by a reduction in Receivable from broker for securities sold short and Repurchase agreements.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s payable to the advisor.

4The expenses associated with the proposed Reorganization ($200,000) including the brokerage costs associated with the portfolio repositioning ($83,000) are estimated to be approximately $283,000, approximately $114,000 of which is expected to be charged to the Target Fund and $114,000 to be paid by the Advisor. The remaining $55,000 will be paid by the Combined Fund for estimated commissions on foreign investments. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap.

5Figures reflect the issuance by the Acquiring Fund of approximately 8,032,935 shares of Investor Class shares and 2,626,365 Institutional Class shares to the Investor Class and Institutional Class shareholders, respectively, of the Target Fund in connection with the Reorganization.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended September 30, 2017 (Unaudited)

	TARGET FUND LONG/SHORT FUND	ACQUIRING FUND GLOBAL VALUE FUND1	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED FUND
Investment Income:
Interest	$-	$2,858	$-		$2,858
Dividends2
Unaffiliated issuers	2,717,613	5,662,303	-		8,379,916

Total investment income	2,717,613	5,665,161	-		8,382,774

Expenses:
Investment advisory fees	1,875,518	1,682,721	(341,003	) [3]	3,217,236
Shareholder servicing fees— Investor Class	217,335	280,393	(23,678	) [4]	474,050
Shareholder servicing fees— Institutional Class	3,996	1,535	(2,322	) [4]	3,209
Fund administration fees	28,972	31,816	-		60,788
Fund accounting fees	26,805	29,173	-		55,978
Reports to shareholders— Investor Class	23,934	41,139	(11,313	) [4]	53,760
Reports to shareholders— Institutional Class	8,950	10,979	(10,822	) [4]	9,107
Custody fees	13,310	10,021	-		23,331
Federal and state registration fees— Investor Class	27,742	20,974	(21,929	) [4]	26,787
Federal and state registration fees— Institutional Class	17,756	11,696	(11,897	) [4]	17,555
Legal fees	17,794	40,797	-		58,591
Trustees’ fees	31,205	28,601	-		59,806
Dividends on securities sold short	1,020,089	-	(1,020,089	) [5]	-
Interest	487,198	5,771	(483,089	) [5]	9,880
Audit fees	33,403	33,403	(33,403	) [4]	33,403
Other expenses	20,497	27,776	(5,091	) [4]	43,182

Total expenses before reimbursement	3,854,504	2,256,795	(1,964,636	) [6]	4,146,663
Reimbursement of expenses by Advisor	(60,547)	(199,214)	(22,693	) [7]	(282,454)

Net Expenses	3,793,957	2,057,581	(1,987,329)		3,864,209

Net Investment Income (Loss)	(1,076,344)	3,607,580	1,987,329	[6]	4,518,565

Realized Gain (Loss):
Investments sold	23,313,928	25,169,764	-		48,483,692
Foreign currency transactions	-	271	-		271
Options written	-	99,363	-		99,363
Short positions	(18,701,895)	-	18,701,895	[5]	-

Net realized gain	4,612,033	25,269,398	18,701,895		48,583,326

Change in Unrealized Appreciation (Depreciation):
Investments	(2,651,163)	(811,691)	(55,000	) [6]	(3,517,854)
Foreign currency translations	-	775	-		775
Short positions	(502,851)	-	502,851	[5]	-

Net change in unrealized appreciation (depreciation)	(3,154,014)	(810,916)	447,851	[5]	(3,517,079)

Net gain on investments	1,458,019	24,458,482	19,149,746		45,066,247

Net Increase in Net Assets Resulting from Operations	$381,675	$28,066,062	$21,137,075		$49,584,812

1As of 10/31/17, the Wasatch Large Cap Value Fund changed its name to the Wasatch Global Value Fund.

2Net of $31,085 and $153,387 in foreign withholding taxes, respectively.

3Reflects the impact of applying the Acquiring Fund’s management fee rate to the Pro Forma Acquiring Fund’s average net assets.

4Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

5The Pro Forma Acquiring Fund will not engage in selling short positions.

6The expenses associated with the proposed Reorganization ($200,000) including the brokerage costs associated with the portfolio repositioning ($83,000) are estimated to be approximately $283,000, approximately $114,000 of which is expected to be charged to the Target Fund and $114,000 to be paid by the Advisor. The remaining $55,000 will be paid by the Combined Fund for estimated commissions on foreign investments. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Since the reorganization costs are charged to the Target Fund and the Advisor, they are not included in the Acquiring Fund expenses and not reflected in the Pro Forma Condensed Combined Statement of Operations.

7Reflects the increase in expense reimbursement payments the Advisor would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the 12-month period ended September 30, 2017.

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND

The Wasatch Global Value Fund (the “Acquiring Fund”) (formerly Wasatch Large Cap Value Fund) is a series of Wasatch Funds Trust (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

There are two classes of shares in the Acquiring Fund: Investor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares and the exchange and conversion features. Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

The Acquiring Fund is a diversified fund with its own investment strategy. Wasatch Advisors, Inc. (the “Advisor”) is the Acquiring Fund’s investment advisor.

The Acquiring Fund has a lower contractual management fee (0.90%) than that of the Target Fund (1.10%) generally because the Acquiring Fund does not engage in short sales. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through January 31, 2019, will result in lower net annual operating expenses for shareholders of each class of the Target Fund during such time.

2. BASIS OF COMBINATION

The accompanying pro forma condensed combined financial statements are presented to show the effect of the proposed acquisition of the Wasatch Long/Short Fund, (“Target Fund”) a series of the Trust, by Acquiring Fund as if such acquisition had taken place as of October 1, 2016.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended September 30, 2017. Following the reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The expenses associated with the proposed Reorganization ($200,000) including the brokerage costs associated with the portfolio repositioning ($83,000) are estimated to be approximately $283,000, approximately $114,000 of which is expected to be charged to the Target Fund and $114,000 to be paid by the Advisor. The remaining $55,000 will be paid by the Combined Fund for estimated commissions on foreign investments. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, the Advisor will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Since $228,000 of the reorganization costs are charged to the Target Fund and the Advisor, they are not included in the Acquired Fund expenses and not reflected in the Pro Forma Condensed Combined Statement of Operations.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their annual report dated September 30, 2017.

The following notes refer to the accompanying pro forma condensed combined financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 1, 2016.

3. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) – Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Funds’ assets and liabilities:

Portfolios	Quoted Prices in Active Markets for Indentical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Adjustments	Value
Assets
Common Stocks	$270,956,062	$-	$-	$-	$270,956,062
Limited Partnership Interest	2,699,366	-	-	-	2,699,366
Short-Term Investments	-	40,574,822	-	(27,169,762)[1]	13,405,060
	$273,655,428	$40,574,822	$-	$(27,169,762)	$287,060,488

Liabilities
Securities Sold Short	$(51,372,975)	-	-	$51,372,975	-
	$(51,372,975)	$-	$-	$51,372,975	$-

1The Pro Forma Acquiring Fund will not sell securities short. The Repurchase agreements in the Short-Term Investments were reduced to close the short sales.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at September 30, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of September 30, 2017, divided by the net asset value per share of the shares of Acquiring Fund as of September 30, 2017. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2017:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor Class	17,696,551	8,032,935	25,729,486
Institutional Class	463,161	2,626,365	3,089,526

5. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Acquiring Fund is $151,577,650 for financial accounting and $153,312,083 for Federal income tax purposes. The difference in cost is attributable to the tax deferral of losses on wash sales. The difference between financial accounting and Federal income tax cost of investments for the Target Fund is immaterial. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Long/Short fund	$26,195,256	127,709,466

The Fund has elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Late-Year Ordinary
Fund	Losses
Long/Short Fund	$455,640

In a tax-free reorganization, losses of the Target Fund are carried over to the Acquiring Fund on the transfer date. There are several rules in Sections 381, 382, 383 and 384 of the Internal Revenue Code that limit the ability of one fund to utilize the losses of another fund after the transfer date and each rule needs to be evaluated independently. Where more than one rule applies, the most restrictive will govern the amount of the losses available to be utilized. It is estimated that the amount of loss that can be utilized per year is approximately $2 million.

PART C

Wasatch Funds Trust

Item 15.	Indemnification

Under Section 9.2 of Wasatch Funds Trust’s (the “Trust” or the “Registrant”) Declaration of Trust, no person who is or has been a Trustee, officer, or employee of the Registrant shall be subject to any personal liability whatsoever to any party, including natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign, (“Person”) other than the Registrant or its shareholders, in connection with the affairs of the Registrant; and all Persons shall look solely to the property of the Registrant or of a series for satisfaction of claims of any nature arising in connection with the affairs of the Registrant or such series.

The Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Registrant’s shareholders shall be personally liable thereon.

The Declaration of Trust provides that all Persons extending credit to, contracting with or having any claim against the Registrant or a series shall look only to the assets of the property of the Registrant or such series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Registrant’s officers or employees, whether past, present or future, shall be personally liable therefor.

The Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Registrant shall be liable to the Registrant or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Furthermore, the Declaration of Trust provides that without limiting the foregoing limitations of liability contained in Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Registrant or a series, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.5 of the Registrant’s Declaration of Trust provides that subject to certain exceptions and limitations, every person who is, or has been, a Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise, shall be indemnified by the Registrant or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	(a)

Declaration of Trust of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(b)

Amendment to Declaration of Trust of the Registrant dated December 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(c)

Amended and Restated Designation of Series of Shares Certificate dated January 28, 2011 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 22, 2012.

(d)

Designation of Classes Certificate is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

(e)

Amended and Restated Designation of Series of Shares Certificate is incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

(f)

Amended and Restated Designation of Series of Shares Certificate dated August 16, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(g)

Amended and Restated Designation of Classes of Shares effective August 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(h)

Amended and Restated Designation of Classes of Shares effective as of April 30, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

(i)

Amended and Restated Designation of Series of Shares dated May 6, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

	(j)	Amended and Restated Designation of Series of Shares dated October 31, 2017 is filed herewith.

	(k)	Amended and Restated Designation of Classes of Shares dated October 31, 2017 is filed herewith.

(2)

Bylaws of the Registrant dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix 1 to the Proxy Statement/Prospectus.

(5)	Not Applicable.

(6)	(a)

Advisory and Service Contract by and between the Registrant and Wasatch Advisors, Inc. (the “Advisor”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

(b)

Exhibit A to Advisory and Service Contract dated January 31, 2016 by and between the Registrant and the Advisor is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

(c)

Exhibit A to Advisory and Service Contract dated January 31, 2017 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2017.

(7)	(a)

Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

(b)

Amended Schedule A to Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2013.

(8)		Not Applicable.

(9)	(a)

Custodian Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

(b)

Notice to Custodian Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

(c)

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

(d)

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

(10)		Not Applicable.

(11)	(a)	Opinion and consent of Chapman and Cutler LLP regarding legality of issuance of shares and other matters is filed herewith.

	(b)	Opinion and consent of Morgan, Lewis & Bockius LLP regarding the legality of shares is filed herewith.

(12)		Form of opinion of Chapman and Cutler LLP regarding tax matters is filed herewith.

(13)	Not Applicable.

(14)	Not Applicable.

(15)	Not Applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy Card is filed herewith.

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Salt Lake City, and the State of Utah on the 29th day of December, 2017.

WASATCH FUNDS TRUST

By	/s/ Samuel S. Stewart
Samuel S. Stewart, Jr., Ph.D.,
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Samuel S. Stewart Samuel S. Stewart, Jr., Ph.D.	President and Trustee (principal executive officer)	December 29, 2017

/s/ Cindy B. Firestone Cindy B. Firestone	Treasurer (principal financial and accounting officer)	December 29, 2017

James U. Jensen* James U. Jensen, Esquire	Trustee	December 29, 2017

D. James Croft* D. James Croft	Trustee	December 29, 2017

Miriam M. Allison* Miriam M. Allison	Trustee	December 29, 2017

Heikki Rinne* Heikki Rinne	Trustee	December 29, 2017

Kristen M. Fletcher* Kristen M. Fletcher	Trustee	December 29, 2017

*/s/ Russell L. Biles

Russell L. Biles

Attorney-in-Fact

December 29, 2017

*Signed pursuant to powers of attorney filed herewith.

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.

Amended and Restated Designation of Series of Shares	EX-99.1(j)

Amended and Restated Designation of Classes of Shares	EX-99.1(k)

Opinion and consent of Chapman and Cutler LLP	EX-99.11(a)

Opinion and consent of Morgan, Lewis & Bockius LLP	EX-99.11(b)

Form of opinion of Chapman and Cutler LLP regarding tax matters	EX-99.12

Powers of Attorney	EX-99.16

Form of Proxy Card	EX-99.17